UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2001
                                                          --------------

                    MULTINET INTERNATIONAL CORPORATION, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada               000-29107             88-0441388
    -----------------------------------------------------------------------
    (State of Incorporation)(Commission File No.)(I.R.S. Employer I.D. No.)


8100 West Sahara Ave., Suite 200, Las Vegas, Nevada        89117
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(Address of Principal Executive Offices)                 (Zip Code)

Registrants Telephone Number, including area code:     (702) 966-0600
                                                        -------------


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Item 5.  Other Events.

         Since the report on this form pursuant to Item 5 is optional for the Registrant, there is no mandatory time for filing a Form 8-K which is used for current reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or 15d-11. Registrant has been informed that when considering current reporting in this Form 8-K that it shall have due regard for the accuracy, completeness and currency of the information and registration statements filed either under the Securities Act of 1933 or the Securities Exchange Act of 1934.

         On March 14, 2001, Registrant caused to be formed under the laws of the State of Delaware, a corporation by the name of Nikki D. Corporation, the purpose for which said corporation was organized was to reincorporate under the laws of the State of Delaware a corporation which was originally organized under the laws of the State of Arizona under the same name and thereafter, dissolved. Nikky D. Corporation, a Delaware corporation, possesses all of the rights, privileges, powers, and franchises which had heretofore belonged to Nikky D. Corporation, an Arizona corporation. Nikky D. Corporation, the Delaware corporation, is the successor to Nikky D. Corporation, an Arizona corporation. All prior references in Registrant's prior filings to Nikky D. Corporation as an Arizona corporation are applicable to Nikky D. Corporation, a Delaware corporation. See "Item 7 - Financial Statements and Exhibits".

Item 7.  Financial Statements and Exhibits.

Listed below are the exhibits filed as part of this report.

Description                         Exhibit No.
-----------                         -----------

Certificate of Incorporation            3.1
  of Nikky D. Corporation,
  a Delaware corporation.

EXHIBIT 3.1

                          CERTIFICATE OF INCORPORATION

                                       OF

                              NIKKY D. CORPORATION


         1.  Name.  The name of this Corporation is NIKKY D. CORPORATION.

         2. Registered Office and Registered Agent. The address of its registered office of the State of Delaware is 15 East North Street, Dover, Delaware 19901. The name of its registered agent at such address is Incorporating Services, Limited.

         3.  Purpose and Powers.

                  a. Primary Purpose. The purpose for which the Corporation is organized is to reincorporate under the laws of the State of Delaware a corporation which was originally organized under the laws of the State of Arizona under the name of Nikky D. Corporation and, thereafter, involuntarily dissolved (hereinafter sometimes "dissolved corporation").

                  b. Other Purposes. The Corporation intends to own, operate and manage gasoline service stations. The other additional purposes for which the Corporation is organized are:

                           (i) To purchase or otherwise acquire,  own, mortgage,
                  pledge, sell, manufacture, assign and transfer or otherwise dispose of, to invest, trade, deal in and deal with goods, wares and merchandise and real and personal property of every class and description and to generally engage in, do and perform any enterprise, act or vocation that a natural person might or could do or perform.

                           (ii) To do any and all things permitted a corporation
                  under the applicable laws of the State of Delaware and any other state or nation wherein this Corporation shall be licensed to transact business.

                  c. Powers. In connection with the above referred to pursuits and businesses, this Corporation shall have power to carry on other operations incidental to the pursuits mentioned and shall have power to do any and a of the things herein set forth to the same extent as natural persons could or might do.

         4.   Capital Stock.

                  a. Common Stock. The aggregate number of shares which the Corporation shall have authority to issue is Fifty Million (50,000,000) shares of Common Stock at $.001 par value.

                  b. No Cumulative Voting. The holders of the shares of Common Stock shall not be entitled to cumulative voting on any matter.

         5.   Board of Directors.

                  a. Number of Directors. The authorized number of Directors of this Corporation shall be not less than three (3) nor more than fifteen
         (15) and the Board of Directors of this Corporation may, with the limits specified by this Article 5, increase or decrease the exact number of Directors from time to time by resolution duly adopted by such Board. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Directors.

                  b. Vacancies. In case of any increase in the number of Directors, the additional Directors may be elected by the Board of Directors to hold office until the next election and until their successors are elected and qualified. In case of vacancies in the Board of Directors, a majority of the remaining members of the Board may elect Directors to fill such vacancies to hold office until the next election and until their successors are elected and qualified.

                  The initial board of directors shall be:

                           Jose Fernando Garcia            President, Secretary
                           3655 Campbell Road              and Director
                           Las Vegas, NV 89129

                           Maria Victoria Melgar           Treasurer and
                           13951 Meeker Road               Director
                           Sun City West, AZ 85375

                           Jeff Bradley                    Director
                           1522 Marita Drive
                           Boulder City, NV 89005

         6. Business Combinations. This Corporation elects not to be governed by Section 203 of the General Corporations Law of Delaware.

         7.  Elimination of Director Liability and Indemnification.

                  a. Elimination of Director Liability. A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability for (i) breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) the payment of unlawful dividends or unlawful stock purchases or redemptions, or (iv) any transaction from which the Director derived an improper personal benefit.

                  b. Indemnification. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or complete action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the result of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suite or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                           (i) The  Corporation  shall  indemnify any person who
                  was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expense (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and expect that no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

                           (ii) To the extent that a director, officer, employee
                  or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Paragraphs a. and b. of this Article 7, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actual and reasonably incurred by him in connection therewith.

                           (iii) Any indemnification  under Paragraphs a. and b.
                  of this Article 7 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth therein. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum (as defined in the Bylaws of the Corporation) consisting of Directors who were not parties to such action, suit or proceeding, or (b) if such quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

                           (iv) Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of such director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article. Such expenses incurred by other employees and agents may be so paid upon such terms and
                  conditions,   if  any,  as  the  Board  of   Directors   deems
                  appropriate.

                           (v) The  indemnification  provided  by  this  Article
                  shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                           (vi) By action of its Board of Directors, notwithstanding any interest of the Directors in the action, the Corporation may purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or of any corporation a majority of the voting stock of which is owned by the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or would be required to indemnify him against such liability under the provisions of this Article or of the General Corporation Law of the State of Delaware.

         8.  Minimum Paid-In Capital.

                  A.  Minimum  Required.   The  Corporation  will  not  commence
         business until all of the shareholders of the dissolved corporation referred to in Article 3 have agreed to exchange all of their issued outstanding shares of stock in the dissolved corporation for not to exceed 2,000,000 shares of the Common Stock referred to in Article 4, and thereafter, this Corporation shall possess all the rights, privileges, powers, and franchises of the dissolved corporation, and be subject to all of the restrictions, disabilities, and duties of the dissolved corporation; and the rights, privileges, powers, and franchises of the dissolved corporation, and all property, real, personal and mixed, and all debts due to the dissolved corporation on whatever account, as well as all other things in action or belonging to the dissolved corporation, shall be vested in this corporation; and all property, rights, privileges, powers and franchise and all and every other interest of the dissolved corporation shall be thereafter as effectively the property of this Corporation; and the title to any real estate vested by deed or otherwise, under the laws of its incorporation, or any other jurisdiction, of the dissolved corporation shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of the dissolved corporation shall be preserved unimpaired, and all debts, liabilities, and duties of the dissolved corporation, shall attach to this Corporation and may be enforced against this Corporation to the same extent as said debts, liabilities, and duties had been incurred or contracted by this Corporation.

                  B. Further  Acts.  At anytime or from time to time,  after the exchange of stock, the last acting officers of the dissolved corporation, or the corresponding officers of this Corporation, may, in the name of the dissolved corporation, execute and deliver all such proper deeds, assignments, and other instruments and take or cause to be taken all such further and other actions as this Corporation may deem necessary or desirable in order to vest, perfect, or confirm in this corporation, title to and possession of all the dissolved corporation's property, rights, privileges, powers, franchises, immunities, and interest otherwise to carry out the purpose of this
         Article 8 in accordance with the laws of the State of Delaware.

                  C. Date for Completion. The initial directors, in the event that the corporation has not had an exchange as is set forth this
         Article 8 on or before March 31, 2001, shall cause a certificate of dissolution to be filed in accordance with the laws of the State of Delaware.

         9. Incorporator. The name and address of the undersigned incorporator is:

                  Name                         Mailing Address

                  Joanne Park                  8100 West Sahara Avenue
                                               Suite 200, 2nd Floor
                                               Las Vegas, NV 89117

         The powers of the incorporator shall terminate upon the filing of this Certificate of Incorporation.

         10. Bylaws. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of this Corporation, without any action on the part of the stockholders, by the affirmative vote of at least two-thirds of the Directors of this Corporation.

         11. Books and Record. The stockholders and Board of Directors shall have power if the Bylaws so provide, to hold their meetings and to keep the books of this Corporation (except such as are required by the law of the State of Delaware to be kept in Delaware) and documents and papers of this Corporation outside the State of Delaware, and to have one or more officers within or without the State of Delaware at such places as may be designated from time to time by the Board of Directors.

         12. Powers of the Board of Directors. This Corporation may in its Bylaws confer powers upon its Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon them by the laws of the State of Delaware. All of the powers of this Corporation, insofar as the same may lawful be vested by this Certificate of Incorporation in the Board of Directors, are hereby conferred upon the Board of Directors of this Corporation.

         IN  WITNESS  WHEREOF,  the  following   incorporator  has  signed  this
Certificate of Incorporation on this 13th day of March, 2001.


                                                     /s/ JOANNE PARK
                                                         -----------
                                                         JOANNE PARK
                                                         INCORPORATOR

STATE OF NEVADA)
               :
COUNTY OF CLARK)

         On March 13, 2001, before me, Rosalee Hedrick, personally appeared Joanne Park, personal known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed in the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument to be the person who executed the instrument.

                              WITNESS my hand and official seal.

                              /s/ ROSALEE HEDRICK
                                  ---------------
                                  ROSALEE HEDRICK
                                  NOTARY PUBLIC

Official Seal
Rosalee Hedrick
Notary Public
State of Nevada
County of Clark
My Appointment Expires
July 2, 2003
No:  99-57125-1

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE
                             --------------------------------

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF

DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT

COPY OF THE CERTIFICATE OF INCORPORATION OF "NIKKY D.

CORPORATION", FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF

MARCH, A.D. 2001, AT 9 O'CLOCK A.M.

         A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE

KENT COUNTY RECORDER OF DEEDS.



                                            /s/ HARRIET SMITH WINDSOR
                                                ---------------------
                                                HARRIET SMITH WINDSOR
                                                SECRETARY OF STATE

Official Seal
Secretary's Office
Delaware